                                                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the undersigned Director of American Skandia Life Assurance  Corporation,  a Connecticut
corporation (the "Corporation"),  does hereby make, constitute and appoint Timothy P. Harris, Secretary of the Corporation,  and in his
absence,  Robin Wagner,  Vice President,  Corporate  Counsel,  or Laura K. Kealey,  Vice President,  Corporate  Counsel as his true and lawful  attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration  statements, applications  for exemptive  relief,  documents,  instruments,  and/or  exhibits  related  thereto and any and all  amendments  thereto
(including  any and all pre- and  post-effective  amendments  to any  registration  statement)  on any form or forms for the purpose of registering  Annuity,  Variable  Annuity and Variable Life  Insurance  products  under the  Securities  Act of 1933 and the  Investment
Company Act of 1940,  with the  Securities  and  Exchange  Commission,  granting  unto said  attorney-in-fact  and agent full power and authority to do and perform each and every act  authorized  by the Power of Attorney and gives said agents and  attorneys-in-fact  full power and authority to act in these  premises,  including,  but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and  attorney-in-fact  would have if personally  acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         18th day of June, 2004.

                                                     /s/ C. Edward Chaplin________
                                                     ---------------------
                                                              C. Edward Chaplin

                                                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the undersigned Director of American Skandia Life Assurance  Corporation,  a Connecticut
corporation (the "Corporation"),  does hereby make, constitute and appoint Timothy P. Harris, Secretary of the Corporation,  and in his
absence,  Robin Wagner,  Vice President,  Corporate  Counsel,  or Laura K. Kealey,  Vice President,  Corporate  Counsel as his true and lawful  attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration  statements, applications  for exemptive  relief,  documents,  instruments,  and/or  exhibits  related  thereto and any and all  amendments  thereto
(including  any and all pre- and  post-effective  amendments  to any  registration  statement)  on any form or forms for the purpose of registering  Annuity,  Variable  Annuity and Variable Life  Insurance  products  under the  Securities  Act of 1933 and the  Investment
Company Act of 1940,  with the  Securities  and  Exchange  Commission,  granting  unto said  attorney-in-fact  and agent full power and authority to do and perform each and every act  authorized  by the Power of Attorney and gives said agents and  attorneys-in-fact  full power and authority to act in these  premises,  including,  but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and  attorney-in-fact  would have if personally  acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 21st day of June, 2004.

                                                     /s/ Bernard J. Jacob
                                                     --------------------
                                                         Bernard J. Jacob